UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 27, 2003

(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee	1-4682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

22-1326940

(IRS Employer Identification No.)

8155 T&B Boulevard, Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s Telephone Number, Including Area Code:

(901) 252-5000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-4.1 Supplemental Indenture No. 2

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      The exhibits are being filed in connection with and incorporated by reference in, the Registrant’s Registration Statement on Form S-3, No. 333-61465, which was declared effective on August 26, 1998.

      (c) Exhibits

4.1	Supplemental Indenture No. 2 dated May 27, 2003 between the Registrant and the Bank of New York, as Trustee.

4.2	Form of Note (included as Exhibit A to Exhibit 4.1).

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SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION
(Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy
Senior Vice President and Chief
Financial Officer

Date: May 27, 2003

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EXHIBIT INDEX

Exhibit	Description of Exhibits

4.1	Supplemental Indenture No. 2 dated May 27, 2003 between the Registrant and the Bank of New York, as Trustee.

4.2	Form of Note (included as Exhibit A to Exhibit 4.1).